                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 10, 2003


                       INVESTORS FINANCIAL SERVICES CORP.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                      0-26996                04-3279817
         --------------                -------------           -------------
  (State or other jurisdiction    (Commission file number)   (I.R.S. Employer
of incorporation or organization)                           Identification No.)



    200 CLARENDON STREET, BOSTON, MA                               02116
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number including area code: (617) 937-6700



                          NO CHANGE SINCE LAST REPORT
                       ----------------------------------
             (Former name or address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

The undersigned Registrant furnishes the following information under Items 9 and 12.

A.  PRESS RELEASE DATED APRIL 10, 2003

       INVESTORS FINANCIAL SERVICES CORP. ANNOUNCES FIRST QUARTER EARNINGS


CONTACT:   JOHN N. SPINNEY, JR.
           (617) 937-3500
           JOHN.SPINNEY@IBTCO.COM

         BOSTON, MA, APRIL 10, 2003 - Investors Financial Services Corp. (Nasdaq: IFIN) reported first quarter diluted operating earnings per share of $0.29, an increase of 21% from $0.24 in the first quarter of 2002. Net operating income for the first quarter was $19.3 million, up 20% from $16.1 million in the first quarter of 2002. Prior year diluted earnings per share reflects the two-for-one stock split which occurred on June 14, 2002.

         Both diluted operating earnings per share and net operating income for the first quarter of 2003 exclude the previously disclosed $13.9 million, or $0.21 per share, one-time tax accrual that the Company recorded in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). The one-time accrual resulted from a retroactive tax law change during the first quarter by the Commonwealth of Massachusetts disallowing a dividends received deduction taken by Investors Bank & Trust Company on dividends it received since 1999 from a wholly-owned real estate investment trust. This press release includes both an income statement based on GAAP and a pro forma income statement excluding the one-time tax accrual, which management considers a more useful depiction of the Company's results of operations. Including the tax accrual, GAAP net income for the first quarter was $5.4 million and GAAP diluted earnings per share was $0.08.

         Kevin J. Sheehan, Chairman and Chief Executive Officer, commented, "Investors Financial Services again delivered impressive operating results in a challenging economic environment. Our diverse revenue stream and prudent cost controls continued to drive our strong performance. We are confident that we will be able to meet our diluted operating earnings per share target of $1.30 and our GAAP diluted earnings per share target of $1.09 for 2003."

         Net operating revenue for the first quarter grew 7% to $113.0 million from $105.7 million for the same period in 2002. Revenue from core services such as global custody, multicurrency accounting and mutual fund administration rose to $56.8 million for the first quarter, up 2% from $55.9 million from the same period in the prior year. Revenue from value-added services including securities lending, foreign exchange and cash management sweep services increased to $15.9 million for the quarter, up 19% from


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

$13.4 million in the first quarter of 2002. Net interest income grew 10% to $39.4 million for the first quarter of 2003 from $35.7 million for the same period in 2002. Operating expenses were $84.4 million for the first quarter of 2003, up 3% from $82.1 million for the same period in 2002. Assets processed for clients totaled approximately $784 billion at March 31, 2003 compared to $785 billion at December 31, 2002.

         Today the Company also announced that its Board of Directors declared a cash dividend of $0.015 per share on its common stock. The dividend is payable May 14, 2003 to stockholders of record as of April 30, 2003. Investors Financial will broadcast a conference call, via the Internet, today, April 10, 2003 at 9:00 a.m. EDT. The call will be accessible on Investors Financial's home page at http://www.ibtco.com. The conference call will also be available via telephone at (719) 457-2692, confirmation code 534670. Recorded replays of the conference call will be available at www.ibtco.com or by dialing (719) 457-0820, confirmation code 534670.

         Investors Financial Services Corp. provides services for a variety of financial asset managers such as mutual fund complexes, investment advisors, banks, and insurance companies. Through our wholly-owned subsidiary, Investors Bank & Trust Company, we provide core services including global custody, multicurrency accounting, and mutual fund administration, and value added services including securities lending, foreign exchange, and cash management. Offices are located in the United States, Canada, Cayman Islands, and Ireland. Visit Investors Financial on the web at HTTP://WWW.IBTCO.COM.

         This news release contains forward-looking statements (statements which are not historical facts). These statements, such as Mr. Sheehan's statements regarding the Company's 2003 operating and GAAP earnings estimates, are based upon certain assumptions and estimates that might not be realized. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include the performance of global financial markets, changes in interest rates, and the Company's ability to continue to manage its costs and sell its services to new and existing customers. Additional factors that could also affect actual results are set forth under the heading "Certain Factors That May Affect Future Results" in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                       INVESTORS FINANCIAL SERVICES CORP.
                      CONDENSED BALANCE SHEETS (UNAUDITED)

                                 (IN THOUSANDS)

                                                                            March 31,            December 31,
     ASSETS                                                                   2003                   2002
                                                                       --------------------   --------------------
     Securities held to maturity                                              $  3,683,457           $  3,438,689
     Securities available for sale                                               3,512,795              3,272,465
     Loans, net of reserve                                                         107,182                143,737
     Non-marketable equity securities                                               50,000                 50,000
     Goodwill                                                                       79,969                 79,969
     Other non-earning assets                                                      266,974                229,917
                                                                       --------------------   --------------------
        TOTAL ASSETS                                                          $  7,700,377           $  7,214,777
                                                                       ====================   ====================

     LIABILITIES AND STOCKHOLDERS' EQUITY
     LIABILITIES
     Interest-bearing deposits                                                $  2,230,704           $  2,702,822
     Non-interest bearing deposits                                                 628,457                630,096
                                                                       --------------------   --------------------
        Total deposits                                                           2,859,161              3,332,918
     Securities sold under repurchase agreements                                 2,988,916              2,301,974
     Short-term and other borrowings                                             1,178,477                741,107
     Due to brokers for open trades payable                                         83,366                286,843
     Other liabilities                                                             109,924                 85,676
                                                                       --------------------   --------------------
        TOTAL LIABILITIES                                                        7,219,844              6,748,518
     Minority interest/Trust preferred securities                                   23,310                 23,303
     Stockholders' equity                                                          457,223                442,956
                                                                       --------------------   --------------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $  7,700,377           $  7,214,777
                                                                       ====================   ====================


     AVERAGE BALANCE SHEET DATA:
     Interest earning assets                                                  $  6,731,791           $  6,378,522
     Total assets                                                                7,177,001              6,928,189
     Total deposits                                                              2,663,447              2,797,843
     Common stockholders' equity                                                   447,788                427,866


                       INVESTORS FINANCIAL SERVICES CORP.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


     GAAP EARNINGS
                                                                                            Quarter Ended
                                                                                              March 31,
     STATEMENT OF INCOME DATA:                                                       2003                   2002
                                                                              --------------------   --------------------
     Net interest income                                                               $   39,369             $   35,737
     Asset servicing and other fees                                                        73,644                 69,917
                                                                              --------------------   --------------------
     Net operating revenue                                                                113,013                105,654
     Operating expenses                                                                    84,447                 82,108
                                                                              --------------------   --------------------
     Income before income taxes and minority interest                                      28,566                 23,546
     Provision for income taxes                                                            22,773                  7,094
     Minority interest expense, net of income taxes                                           381                    397
                                                                              --------------------   --------------------
     Net Income                                                                        $    5,412             $   16,055
                                                                              ====================   ====================
     Diluted earnings per share                                                        $     0.08             $     0.24
                                                                              ====================   ====================


     PRO FORMA OPERATING EARNINGS
                                                                                            Quarter Ended
                                                                                              March 31,
     STATEMENT OF INCOME DATA:                                                       2003                   2002
                                                                              --------------------   --------------------
     Net interest income                                                               $   39,369             $   35,737
     Asset servicing and other fees                                                        73,644                 69,917
                                                                              --------------------   --------------------
     Net operating revenue                                                                113,013                105,654
     Operating expenses                                                                    84,447                 82,108
                                                                              --------------------   --------------------
     Income before income taxes and minority interest                                      28,566                 23,546
     Provision for income taxes (1)                                                         8,873                  7,094
     Minority interest expense, net of income taxes                                           381                    397
                                                                              --------------------   --------------------
     Net Income                                                                        $   19,312             $   16,055
                                                                              ====================   ====================
     Diluted operating earnings per share                                              $     0.29             $     0.24
                                                                              ====================   ====================


     (1) Provision for first quarter 2003 income taxes excludes the $13,900 tax accrual recognized by the Company as a result of a retroactive tax law change by the Commonwealth of Massachusetts disallowing a 95% dividends received deduction on dividends that Investors Bank & Trust Company received from its wholly-owned real estate investment trust. The effect of this exclusion is a difference of $0.21 per share in pro forma diluted operating earnings versus GAAP diluted earnings per share.

B. FINANCIAL HIGHLIGHTS

                       Investors Financial Services Corp.
                              Financial Highlights
                                  Quarter Ended
                                 March 31, 2003

                                Table of Contents


Consolidated Statement of Income/Share Information                      7

Condensed Consolidated Balance Sheet                                    8

Average Balance Sheet                                                   9

Asset Servicing Fees                                                   10

                       INVESTORS FINANCIAL SERVICES CORP.
                  CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                              FOR THE QUARTER ENDED
                                 MARCH 31, 2003


(Dollars in thousands, except per share data)
-----------------------------------------------------------------------------------------------
NET INTEREST INCOME

Interest income                                                                   $   60,349
Interest expense                                                                      20,980
                                                                             ------------------

       Net interest income                                                            39,369
                                                                             ------------------

NON-INTEREST INCOME
   Asset servicing fees                                                               72,874
   Other operating income                                                                770
                                                                             ------------------

       Total non-interest income                                                      73,644
                                                                             ------------------

       Net operating revenue                                                         113,013
                                                                             ------------------

OPERATING EXPENSES
 Compensation and benefits                                                            49,771
 Technology and telecommunications                                                     9,291
 Occupancy                                                                             7,325
 Transaction processing services                                                       6,808
 Depreciation and amortization                                                         6,079
 Professional fees                                                                     1,679
 Travel and sales promotion                                                              985
 Other operating expenses                                                              2,509
                                                                             ------------------
       Total operating expenses                                                       84,447
                                                                             ------------------

       Income Before Income Taxes and Minority Interest                               28,566

Provision for income taxes                                                            22,773
Minority interest expense, net of income taxes                                           381
                                                                             ------------------
       NET INCOME
                                                                                  $    5,412
                                                                             ==================
EARNINGS PER SHARE (DILUTED)                                                      $     0.08
                                                                             ==================


                                SHARE INFORMATION
                        FOR THE QUARTER ENDED (UNAUDITED)
                                 MARCH 31, 2003


Common Stock Outstanding at March 31, 2003                                      64,992,847

Weighted Average Diluted Shares at March 31, 2003                               66,319,248


                       INVESTORS FINANCIAL SERVICES CORP.
                CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                 MARCH 31, 2003


(Dollars in thousands)
-----------------------------------------------------------------------------------------------
ASSETS

Securities held to maturity                                                      $ 3,683,457
Securities available for sale                                                      3,512,795
Loans, net of reserve                                                                107,182
Non-marketable equity securities                                                      50,000
Goodwill, net                                                                         79,969
Other assets                                                                         266,974
                                                                             ------------------

       TOTAL ASSETS                                                              $ 7,700,377
                                                                             ==================


LIABILITIES
   Interest-bearing deposits                                                     $ 2,230,704
   Non-interest bearing deposits                                                     628,457
                                                                             ------------------

       Total deposits                                                              2,859,161

Securities sold under repurchase agreements                                        2,988,916

Short-term and other borrowings                                                    1,178,477

Due to brokers for open trades payable                                                83,366
 Other liabilities                                                                   109,924
                                                                             ------------------

       TOTAL LIABILITIES                                                           7,219,844

 Minority interest/trust preferred securities                                         23,310

 Stockholders' Equity                                                                457,223
                                                                             ------------------


       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $ 7,700,377
                                                                             ==================


                       INVESTORS FINANCIAL SERVICES CORP.
                        AVERAGE BALANCE SHEET (UNAUDITED)
                      FOR THE QUARTER ENDED MARCH 31, 2003


(Dollars in thousands)
------------------------------------------------------------------------------------------------------------------------
                                                                        AVERAGE BALANCE                     AVERAGE
                                                                                             INTEREST      YIELD/COST
INTEREST-EARNING ASSETS
Federal funds sold and securities purchased under resale
     agreements                                                            $      4,911         $    16         1.30%
Investment securities                                                         6,611,391          59,485         3.60%
Loans                                                                           115,489             848         2.94%
                                                                      --------------------------------------------------
Total interest-earning assets                                                 6,731,791          60,349         3.59%
                                                                                         -----------------
Allowance for loan losses                                                         (100)
Non-interest earning assets                                                     445,310
                                                                      --------------------

       TOTAL ASSETS                                                        $  7,177,001
                                                                      ====================


INTEREST-BEARING LIABILITIES
 Deposits
     Savings                                                               $  2,193,981         $ 9,117         1.66%

Securities sold under repurchase agreements                                   3,092,673           7,337         0.95%
 Short-term and other borrowings                                                855,274           4,526         2.12%
                                                                      --------------------------------------------------
 Total interest-bearing liabilities                                           6,141,928          20,980         1.37%
                                                                                         -----------------
 Non-interest bearing liabilities
     Demand deposits                                                            212,569
     Savings                                                                    166,897
     Non-interest bearing time deposits                                          90,000
     Other liabilities                                                           94,514
                                                                      --------------------
 Total liabilities                                                            6,705,908
 Trust preferred stock                                                           23,305
 Equity                                                                         447,788
                                                                      --------------------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $  7,177,001
                                                                      ====================

 Net interest income                                                                           $ 39,369
                                                                                         =================

 Net interest margin                                                                                            2.34%
                                                                                                         ===============

 Average interest rate spread                                                                                   2.22%
                                                                                                         ===============

 Ratio of interest-earning assets to interest-bearing liabilities                                             109.60%
                                                                                                         ===============


                       INVESTORS FINANCIAL SERVICES CORP.
                        ASSET SERVICING FEES (UNAUDITED)
                      FOR THE QUARTER ENDED MARCH 31, 2003


(Dollars in thousands)
-------------------------------------------------------------------------------------
ASSET SERVICING FEES BY SERVICE LINES:


Custody, accounting, and administration                                $    56,761
Foreign exchange                                                             6,733
Cash management                                                              5,035
Securities lending                                                           2,188
Investment advisory                                                          1,943
Other service fees                                                             214
                                                                ---------------------
TOTAL                                                                  $    72,874
                                                                =====================


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INVESTORS FINANCIAL SERVICES CORP.



                                    By: /S/ KEVIN J. SHEEHAN
                                        -------------------------------
                                        Kevin J. Sheehan
                                        Chief Executive Officer and
                                        Chairman of the Board



Dated:  April 10, 2003